"Caterpillar Financial Asset Trust, 1997-A"

Statement for Certificateholders Pursuant to Section 5.06(a)			Exhibit 99.1

Distribution Date:			25-Nov-97

( i )  Amount of principal being paid on Notes:

"(a)  Class A-1 Notes, CUSIP NO 149114AM28:"			"11,139,862.21 "
"       per $1,000 original principal amount:"			126.5893433

"(b)  Class A-2 Notes, CUSIP NO 149114AN01:"			0.00
"       per $1,000 original principal amount:"			0.0000000

"(c)  Class A-3 Notes, CUSIP NO 149114AP58:"			0.00
"       per $1,000 original principal amount:"			0.0000000

"(d)  Class B Notes, CUSIP NO 149114AQ32:"			0.00
"       per $1,000 original principal amount:"			0.0000000

(e)  Certificates:			0.00
"       per $1,000 original principal amount:"			0.00000000

(f)  Total:			"11,139,862.21 "

(ii)  Amount of interest being paid or distributed:

"(a)  Class A-1 Notes, CUSIP NO 149114AM28:"			"173,906.34 "
"       per $1,000 original principal amount:"			1.9762084

"(b)  Class A-2 Notes, CUSIP NO 149114AN01:"			"650,666.67 "
"       per $1,000 original principal amount:"			5.0833333

"(c)  Class A-3 Notes, CUSIP NO 149114AP58:"			"581,037.50 "
"       per $1,000 original principal amount:"			5.3750000

"(d)  Class B Notes, CUSIP NO 149114AQ32:"			"76,862.92 "
"       per $1,000 original principal amount:"			5.5416667

(e)  Certificates:			"48,027.86 "
"       per $1,000 original principal amount:"			5.54166667

(f)  Total:			"1,530,501.28 "


(iii) Pool Balance at end of related collection period:			"284,908,330.50 "

(iv) After giving effect to distributions on this Distribution Date:

(a) (i)   outstanding principal amount of Class A-1 Notes:			"24,151,662.18 "
      (ii)  Class A-1 Note Pool Factor:			0.27445071

(b) (i)   outstanding principal amount of Class A-2 Notes:			"128,000,000.00 "
      (ii)  Class A-2 Note Pool Factor:			1.00000000

(c) (i)   outstanding principal amount of Class A-3 Notes:			"108,100,000.00 "
      (ii)  Class A-3 Note Pool Factor:			1.00000000

(d) (i)   outstanding principal amount of Class B Notes:			"13,870,000.00 "
      (ii)  Class B Note Pool Factor:			1.00000000

(e) (i)  Certificate Balance:			"8,666,681.00 "
     (ii)  Certificate Pool Factor:			1.00000000

(v)  Amount of Servicing Fee paid:			"246,499.60 "

(vi) Amount of Administration Fee paid:			500.00

(vii) Aggregate Purchase Amounts for Collection Period:			0.00

(viii) Aggregate Amount of Realized Losses			"14,847.00 "

(ix) Balance of the Reserve Account at end of
            related collection period:			"7,799,325.00 "

(x) Specified Reserve Account Balance at end of
            related collection period:			"7,799,325.00 "

(xi) Class A Noteholders Distributable Amount

           (a) Interest			"1,405,610.51 "

           (b) Principal			"11,139,862.21 "

           (c) amount of the above to be withdrawn from the Reserve and deposited into the Class A Note Distribution Account pursuant
               to Section 5.05 (c )			0.00

           (d) Total
			"12,545,472.71 "
(xii) Class B Noteholders Distributable Amount

           (a) Interest			"76,862.92 "

           (b) Principal			0.00

           (c) amount of the above to be withdrawn from the Reserve and deposited into the ClassB Note Distribution Account pursuant to
               Section 5.05 (d)			0.00

           (d) Total			"76,862.92 "

(xiii) Certificateholder's Distributable Amount

           (a) Interest			"48,027.86 "

           (b) Principal			0.00

          ( c) Total
			"48,027.86 "

"Caterpillar Financial Asset Trust, 1997-A"

Statement for Noteholders pursuant to Section 5.06(b)			Exhibit 99.2

Distribution Date:			25-Nov-97

( i )  Amount of principal being paid on Notes:

"(a)  Class A-1 Notes, CUSIP NO 149114AM28:"			"11,139,862.21 "
"       per $1,000 original principal amount:"			126.58934327

"(b)  Class A-2 Notes, CUSIP NO 149114AN01:"			0.00
"       per $1,000 original principal amount:"			0.00000000

"(c)  Class A-3 Notes, CUSIP NO 149114AP58:"			0.00
"       per $1,000 original principal amount:"			0.00000000

"(d)  Class B Notes, CUSIP NO 149114AQ32:"			0.00
"       per $1,000 original principal amount:"			0.00000000

(e)  Total:			"11,139,862.21 "


(ii)  Amount of  interest being paid or distributed:

"(a)  Class A-1 Notes, CUSIP NO 149114AM28:"			"173,906.34 "
"       per $1,000 original principal amount:"			1.97620840

"(b)  Class A-2 Notes, CUSIP NO 149114AN01:"			"650,666.67 "
"       per $1,000 original principal amount:"			5.08333333

"(c)  Class A-3 Notes, CUSIP NO 149114AP58:"			"581,037.50 "
"       per $1,000 original principal amount:"			5.37500000

"(d)  Class B Notes, CUSIP NO 149114AQ32:"			"76,862.92 "
"       per $1,000 original principal amount:"			5.54166667

(e)  Total:			"1,482,473.42 "

(iii) Pool Balance at end of related collection period:			"284,908,330.50 "

(iv) After giving effect to distributions on this Distribution Date:

(a) (i)   outstanding principal amount of Class A-1 Notes:			"24,151,662.18 "
      (ii)  Class A-1 Note Pool Factor:			0.2744507

(b) (i)   outstanding principal amount of Class A-2 Notes:			"128,000,000.00 "
      (ii)  Class A-2 Note Pool Factor:			1.0000000

(c) (i)   outstanding principal amount of Class A-3 Notes:			"108,100,000.00 "
      (ii)  Class A-3 Note Pool Factor:			1.0000000

(d) (i)   outstanding principal amount of Class A-3 Notes:			"13,870,000.00 "
      (ii)  Class B Note Pool Factor:			1.0000000

(e) (i)  Certificate Balance:			"8,666,681.00 "
     (ii)  Certificate Pool Factor:			1.0000000

(v)  Amount of Servicing Fee paid:			"246,499.60 "

(vi) Amount of Administration Fee paid:			500.00

(vii) Aggregate Purchase Amounts for Collection Period:			0.00

(viii) Aggregate Amount of Realized Losses			"14,847.00 "

(ix) Balance of the Reserve Account at end of
            related collection period:			"7,799,325.00 "

(x) Specified Reserve Account Balance at end of
            related collection period:			"7,799,325.00 "

(xi) Class A Noteholders Distributable Amount

           (a) Interest			"1,405,610.51 "

           (b) Principal			"11,139,862.21 "

           (c) amount of the above to be withdrawn from the Reserve and deposited into the Class A Note Distribution Account pursuant to
               Section 5.05 (c )			0.00

           (d) Total
			"12,545,472.71 "
(xii) Class B Noteholders Distributable Amount

           (a) Interest			"76,862.92 "

           (b) Principal			0.00

           (c) amount of the above to be withdrawn from the Reserve and deposited into the ClassB Note Distribution Account pursuant to
               Section 5.05 (d)			0.00

           (d) Total			"76,862.92 "

(xiii) Certificateholder's Distributable Amount

           (a) Interest			"48,027.86 "

           (b) Principal			0.00

          ( c) Total			"48,027.86 "

"Caterpillar Financial Asset Trust, 1997-A"			Exhibit 99.3

"$  88,000,000 Class A-1 5.7225% Asset Backed Notes (CUSIP NO149114AM28 )"
"$128,000,000 Class A-2 6.10% Asset Backed Notes (CUSIP NO149114AN01 )" "$108,100,000 Class A-3 6.45% Asset Backed Notes (CUSIP NO149114AP58 )"
"$  13,870,000 Class B 6.65% Asset Backed Notes (CUSIP NO149114AQ32) )"
"$    8,666,681 6.65% Asset Backed Certificates "

Servicing Certificate/Statement to Noteholders and Certificateholders

Distribution Date			25-Nov-97
Collection Period Month Begin			01-Oct-97
Collection Period Month End		 	31-Oct-97

Original Pool Balance			"346,636,681.02 "
Beginning Pool Balance			"295,799,523.85 "
Ending Pool Balance			"284,908,330.50 "

Total Interest Collections			"1,996,377.05 "
Total Principal Collections			"10,811,679.85 "
Warranty Repurchases:
    Contracts deferred beyond A-3 maturity date			0.00
Administrative Repurchases			0.00
Liquidation Proceeds			"64,666.50 "
Reinvestment Income			"44,639.69 "

TOTAL COLLECTIONS FOR THE COLLECTION PERIOD			"12,917,363.09 "

Miscellaneous Data
    Aggregate Scheduled Amounts 31 - 60 days past due			"2,998,277.26 "
    Aggregate Scheduled Amounts 61 days or more past due			"1,618,165.57 "
    Net Losses on Liquidated Receivables This Period			"14,847.00 "
    Number of Loans at Beginning of Period		 	"3,968 "
    Number of Loans at End of Period		 	"3,923 "
    Repossessed Equipment not Sold or Reassigned (Beginning)			"222,622.85 "
    Repossessed Equipment not Sold or Reassigned (End)			"563,726.48 "


Calculation of Distributable Amounts
Original Class A-1 Principal Balance			"88,000,000.00 "
Class A-1 Note Beginning Principal Balance			"35,291,524.38 "
Class A-1 Noteholders' Principal Carryover Shortfall 			0.00
A-1 Noteholders' share of the Principal Distribution Amount			100.00%
Class A-1 Noteholders' Principal Distributable Amount			"10,891,193.35 "

Original Class A-2 Principal Balance			"128,000,000.00 "
Class A-2 Note Beginning Principal Balance			"128,000,000.00 "
A-2 Noteholders' Percentage			100.00%
Class A-2 Noteholders' Principal Carryover Shortfall 			0.00
A-2 Noteholders' share of Principal Distribution Amount			0.00%
Class A-2 Noteholders' Principal Distributable Amount			0.00

Original Class A-3 Principal Balance			"108,100,000.00 "
Class A-3 Note Beginning Principal Balance			"108,100,000.00 "
A-3 Noteholders' Percentage			100.00%
Class A-3 Noteholders' Principal Carryover Shortfall 			0.00
A-3 Noteholders' share of Principal Distribution Amount			0.00%
Class A-3 Noteholders' Principal Distributable Amount			0.00

Original Class B Principal Balance			"13,870,000.00 "
Class B Note Beginning Principal Balance			"13,870,000.00 "
B Noteholders' Percentage			100.00%
Class B Noteholders' Principal Carryover Shortfall 			0.00
B Noteholders' share of Principal Distribution Amount			0.00%
Class B Noteholders' Principal Distributable Amount			0.00

Original Certificate Principal Balance			"8,666,681.00 "
Certificate Beginning Principal Balance			"8,666,681.00 "
Certificateholders' Principal Carryover Shortfall 			0.00
Certificateholders' Principal Distributable Amount			0.00

Total Beginning Principal Balance of Notes and Certificates			"293,928,205.38 "

Allocation of Total Distribution Amount (TDA)
Interest Distribution Amount  (IDA)			"2,026,169.74 "
Principal Distribution Amount  (PDA)			"10,891,193.35 "
Total Distribution Amount  (TDA)			"12,917,363.09 "

Administration Fee Shortfall (Beginning of Period)			0.00
Administration Fees Accrued during this Period			500.00
Administration Fees Paid this Period from TDA			500.00
Administration Fee Shortfall (End of Period Shortfall)		 	0.00

Total Distribution Amount Remaining			"12,916,863.09 "

A-1 Noteholders' Interest Carryover Shortfall (Beginning)			0.00
Interest Due (in Arrears) on Above Beginning Shortfall			0.00
A-1 Noteholders' Prepayment Premium			0.00
A-1 Noteholders' Interest Distributable Amount		5.7225%	"173,906.34 "
A-1 Noteholders' Interest Paid this Period from TDA			"173,906.34 "
Prelim. A-1 Noteholders' Interest Carryover Shortfall (End)			0.00

A-2 Noteholders' Interest Carryover Shortfall (Beginning)			0.00
Interest Due (in Arrears) on Above Beginning Shortfall			0.00
A-2 Noteholders' Prepayment Premium			0.00
A-2 Noteholders' Interest Distributable Amount		6.10%	"650,666.67 "
A-2 Noteholders' Interest Paid this Period from TDA			"650,666.67 "
Prelim. A-2 Noteholders' Interest Carryover Shortfall (End)		  	0.00

A-3 Noteholders' Interest Carryover Shortfall (Beginning)			0.00
Interest Due (in Arrears) on Above Beginning Shortfall			0.00
A-3 Noteholders' Prepayment Premium			0.00
A-3 Noteholders' Interest Distributable Amount		6.45%	"581,037.50 "
A-3 Noteholders' Interest Paid this Period from TDA			"581,037.50 "
Prelim. A-3 Noteholders' Interest Carryover Shortfall (End)		  	0.00

B Noteholders' Interest Carryover Shortfall (Beginning)			0.00
Interest Due (in Arrears) on Above Beginning Shortfall			0.00
B Noteholders' Prepayment Premium			0.00
B Noteholders' Interest Distributable Amount		6.65%	"76,862.92 "
B Noteholders' Interest Paid this Period from TDA			"76,862.92 "
Prelim. B Noteholders' Interest Carryover Shortfall (End)		  	0.00

Noteholders' Interest Carryover Shortfall (Beginning)			0.00
Interest Due (in Arrears) on Above Beginning Shortfall			0.00
Noteholders' Prepayment Premium			0.00
Noteholders' Interest Distributable Amount			"1,482,473.42 "
Noteholders' Interest Paid this Period from TDA			"1,482,473.42 "
Prelim. Noteholders' Interest Carryover Shortfall (End)			0.00

Total Distribution Amount Remaining			"11,434,389.67 "

Class A-1 Noteholders' Principal Carryover Shortfall (Beginning)			0.00
A-1 Noteholders' Principal Distributable Amount this Period			"10,891,193.35 "
A-1 Noteholders' Principal Paid this Period from TDA			"10,891,193.35 "
Prelim. Class A-1 Noteholders' Principal Carryover Shortfall (End)			0.00

Total Distribution Amount Remaining			"543,196.32 "

Class A-2 Noteholders' Principal Carryover Shortfall (Beginning)			0.00
A-2 Noteholders' Principal Distributable Amount this Period			0.00
A-2 Noteholders' Principal Paid this Period from TDA			0.00
Prelim. Class A-2 Noteholders' Principal Carryover Shortfall (End)			0.00

Total Distribution Amount Remaining			"543,196.32 "

Class A-3 Noteholders' Principal Carryover Shortfall (Beginning)			0.00
A-3 Noteholders' Principal Distributable Amount this Period			0.00
A-3 Noteholders' Principal Paid this Period from TDA			0.00
Prelim. Class A-3 Noteholders' Principal Carryover Shortfall (End)			0.00

Total Distribution Amount Remaining			"543,196.32 "

Class B Noteholders' Principal Carryover Shortfall (Beginning)			0.00
B Noteholders' Principal Distributable Amount this Period			0.00
B Noteholders' Principal Paid this Period from TDA			0.00
Prelim. Class B Noteholders' Principal Carryover Shortfall (End)			0.00

Total Distribution Amount Remaining			"543,196.32 "

Servicing Fee Shortfall (Beginning of Period)			0.00
Servicing Fees Accrued during this Period		1.00%	"246,499.60 "
Servicing Fees Paid this Period from TDA		 	"246,499.60 "
Servicing Fee Shortfall (End of Period)		 	0.00

Total Distribution Amount Remaining			"296,696.71 "

Specified Reserve Account Balance			"7,799,325.00 "
Reserve Account Balance			"7,799,325.00 "
Deposit  to  Reserve Account Balance			0.00

Total Distribution Amount Remaining			"296,696.71 "

Certificateholders' Interest Carryover Shortfall (Beginning)			0.00
Interest Due (in Arrears) on Above Beginning Shortfall			0.00
Certificateholders' Prepayment Premium 			0.00
Certificateholders' Earned Interest		6.65%	"48,027.86 "
Certificateholders' Interest Paid this Period from TDA			"48,027.86 "
Prelim. Certificateholders' Interest Carryover Shortfall (End)			0.00

Total Distribution Amount Remaining			"248,668.86 "

Certificateholders' Principal Carryover Shortfall (Beginning)			0.00
Certificateholders' Principal Distributable Amount			0.00
Certificateholders' Principal Paid this Period from TDA 			0.00
Prelim. Certificateholders' Principal Carryover Shortfall (End) 			0.00

Total Distribution Amount Remaining			"248,668.86 "

Distributions to/from Reserve Account
Reserve Account Balance at beginning of period			"7,799,325.00 "
Deposit to Reserve Account from Excess Collections 			"248,668.86 "

Distribute from Reserve Account to Noteholders' Distr. Account			0.00
Adjustment to A-1 Interest Carryover Shortfall			0.00
Adjustment to A-2 Interest Carryover Shortfall			0.00
Adjustment to A-3 Interest Carryover Shortfall			0.00
Adjustment to B Interest Carryover Shortfall			0.00
Adjustment to A-1 Principal Carryover Shortfall			0.00
Adjustment to A-2 Principal Carryover Shortfall			0.00
Adjustment to A-3 Principal Carryover Shortfall			0.00
Adjustment to B Principal Carryover Shortfall			0.00

Reserve Account Balance Remaining			"8,047,993.86 "

Class A-1 Note Principal Balance (End of Period-Prior to distibution of excess
     reserve)			"24,400,331.03 "
Class A-2 Note Principal Balance (End of Period- Prior to distribution of excess
     reserve) 	 "128,000,000.00 "
Class A-3 Note Principal Balance (End of Period- Prior to distribution of excess
     reserve)			"108,100,000.00 "
Class B Note Principal Balance (End of Period- Prior to distribution of excess
     reserve)			"13,870,000.00 "
Certificate Principal Balance (End of Period)			"8,666,681.00 "
Total Principal Balance of Notes and Certificates			"283,037,012.03 "

Specified Reserve Account Balance 			"7,799,325.00 "
Lesser of:
     Outstanding Aggregate Principal Amount of the Notes			"274,370,331.03 "
"     $7,799,325 (2.25% of the Initial Pool Balance)"			"7,799,325.00 "

Reserve Account Balance Remaining			"8,047,993.86 "
Excess Reserve Account Balance			"248,668.86 "
Release from Reserve Account to A-1 Noteholders as Principal 			"248,668.86 "
Release from Reserve Account to A-2 Noteholders as Principal			0.00
Release from Reserve Account to A-3 Noteholders as Principal			0.00
Release from Reserve Account to B Noteholders as Principal			0.00
Release from Reserve Account to Seller			0.00
Ending Reserve Account Balance (after distributions)			"7,799,325.00 "
Net Change in Reserve Account Balance			0.00

Ending Balances/Factors
Class A-1 Interest Carryover Shortfall  (Ending Balance)			0.00
Class A-2 Interest Carryover Shortfall  (Ending Balance)			0.00
Class A-3 Interest Carryover Shortfall  (Ending Balance)			0.00
Class B Interest Carryover Shortfall  (Ending Balance)			0.00

Noteholders' Interest Carryover Shortfall  (Ending Balance)			0.00
Class A-1 Principal Carryover Shortfall  (Ending Balance)			0.00
Class A-2 Principal Carryover Shortfall  (Ending Balance)			0.00
Class A-3 Principal Carryover Shortfall  (Ending Balance)			0.00
Class B Principal Carryover Shortfall  (Ending Balance)			0.00

Certificateholders' Interest Carryover Shortfall  (Ending Balance)			0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)			0.00

Class A-1 Note Principal Balance (End of Period)			"24,151,662.18 "
Class A-2 Note Principal Balance (End of Period)			"128,000,000.00 "
Class A-3 Note Principal Balance (End of Period)			"108,100,000.00 "
Class B Note Principal Balance (End of Period)			"13,870,000.00 "

Certificate Principal Balance (End of Period)			"8,666,681.00 "
Total Principal Balance of Notes and Certificates			"282,788,343.18 "

Class A-1 Note Pool Factor (End of Period)		 	0.2744507
Class A-2 Note Pool Factor (End of Period)		 	1.0000000
Class A-3 Note Pool Factor (End of Period)		 	1.0000000
Class B Note Pool Factor (End of Period)			1.0000000

Certificate Pool Factor (End of Period)		 	1.0000000
Total Notes & Certificates Pool Factor (End of Period)			0.8158062

Specified Reserve Account Balance (after distributions)			"7,799,325.00 "